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                                                               Exhibit 10.18.2



                                                   GENZYME CORPORATION

NOTICE OF GRANT OF STOCK OPTIONS                   ID: 06-1047163
AND OPTION AGREEMENT                               500 Kendall Street
                                                   Cambridge, MA 02142


 OPTIONEE NAME                                     OPTION NUMBER:
 OPTIONEE ADDRESS                                  PLAN:
                                                   ID:


Effective _________, you have been granted a(n) Non-Qualified Stock Option to buy _____ shares of GENZYME CORPORATION (the Company) stock at $_______ per share.

The total option price of the shares granted is $_________.

Shares in each period will become fully vested on the date shown.

   Shares               Vest Type              Full Vest           Expiration



                      MAINTAIN THIS COPY FOR YOUR RECORDS.



These options are granted under and governed by the terms and conditions of the Company's Stock Option plan as amended and the Option Agreement, all of which are attached and made a part of this document.


                                                                          Date:
                                                                          Time:

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                 GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN
                               OFFICER (TIER I/II)
                 NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS

         1. PLAN INCORPORATED BY REFERENCE. THIS STOCK OPTION IS ISSUED PURSUANT TO THE TERMS OF THE PLAN AND MAY BE AMENDED AS PROVIDED IN THE PLAN. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS CERTIFICATE HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN. THIS CERTIFICATE DOES NOT SET FORTH ALL OF THE TERMS AND CONDITIONS OF THE PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PLAN MAY BE OBTAINED UPON WRITTEN REQUEST WITHOUT CHARGE FROM THE SHAREHOLDER RELATIONS DEPARTMENT OF THE COMPANY.

         2. OPTION PRICE. THE PRICE TO BE PAID FOR EACH SHARE OF STOCK ISSUED UPON EXERCISE OF THE WHOLE OR ANY PART OF THIS STOCK OPTION IS THE OPTION PRICE SET FORTH ON THE FACE OF THIS CERTIFICATE (THE "OPTION PRICE").

         3. EXERCISABILITY SCHEDULE. THIS STOCK OPTION MAY BE EXERCISED AT ANY TIME AND FROM TIME TO TIME UP TO THE NUMBER OF SHARES AND IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH ON THE FACE OF THIS CERTIFICATE, BUT ONLY FOR THE PURCHASE OF WHOLE SHARES. THIS STOCK OPTION MAY NOT BE EXERCISED AS TO ANY SHARES AFTER THE DATE OF EXPIRATION SET FORTH ON THE FACE OF THIS CERTIFICATE (THE "EXPIRATION DATE").

         4. METHOD OF EXERCISE. TO EXERCISE THIS STOCK OPTION, THE PARTICIPANT SHALL DELIVER WRITTEN NOTICE OF EXERCISE TO THE COMPANY SPECIFYING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE STOCK OPTION IS BEING EXERCISED ACCOMPANIED BY PAYMENT OF THE OPTION PRICE FOR SUCH SHARES IN CASH, BY CERTIFIED CHECK OR IN SUCH OTHER FORM, INCLUDING SHARES OF STOCK OF THE COMPANY VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY, AS THE ADMINISTRATOR MAY APPROVE. PROMPTLY FOLLOWING SUCH NOTICE, THE COMPANY WILL DELIVER TO THE PARTICIPANT A CERTIFICATE REPRESENTING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE STOCK OPTION IS BEING EXERCISED.

         5. RECAPITALIZATION, MERGERS, ETC. IN THE EVENT OF A COVERED TRANSACTION, THE ADMINISTRATOR MAY UPON WRITTEN NOTICE TO THE PARTICIPANT PROVIDE THAT THIS STOCK OPTION SHALL TERMINATE ON A DATE NOT LESS THAN 20 DAYS AFTER THE DATE OF SUCH NOTICE UNLESS THERETOFORE EXERCISED. IN CONNECTION WITH SUCH NOTICE, THE ADMINISTRATOR MAY IN ITS DISCRETION ACCELERATE OR WAIVE ANY DEFERRED EXERCISE PERIOD. [NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY (AS DEFINED IN A VOTE OF THE COMPENSATION COMMITTEE ADOPTED MAY 29, 2002), THIS STOCK OPTION SHALL BECOME EXERCISABLE
AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISABILITY SCHEDULE OR DEFERRED EXERCISE PERIOD.](1)

         6. TRANSFERABILITY. THIS STOCK OPTION MAY BE TRANSFERRED WITHOUT CONSIDERATION (OR FOR SUCH CONSIDERATION AS THE ADMINISTRATOR MAY FROM TIME TO TIME DEEM APPROPRIATE) BY THE HOLDER THEREOF TO ANY FAMILY MEMBER; PROVIDED, HOWEVER, THAT NO SUBSEQUENT TRANSFER OF SUCH OPTION SHALL BE PERMITTED EXCEPT FOR TRANSFERS: (i) TO A FAMILY MEMBER; (ii) BACK TO THE PARTICIPANT; OR (iii) PURSUANT TO THE APPLICABLE LAWS OF DESCENT AND DISTRIBUTION. FOR THIS PURPOSE, "FAMILY MEMBER" SHALL MEAN (i) ANY CHILD, STEPCHILD, GRANDCHILD, PARENT, STEPPARENT, GRANDPARENT, SPOUSE, FORMER SPOUSE, SIBLING, NIECE, NEPHEW, MOTHER-IN-LAW, FATHER-IN-LAW, SON-IN-LAW, DAUGHTER-IN-LAW, BROTHER-IN-LAW OR SISTER-IN-LAW, INCLUDING ANY ADOPTIVE RELATIONSHIPS, AND ANY OTHER PERSON SHARING THE PARTICIPANT'S HOUSEHOLD (OTHER THAN AS A TENANT OR EMPLOYEE); (ii) ANY TRUST IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) HOLDS A GREATER THAN 50% BENEFICIAL INTEREST; (iii) ANY FOUNDATION IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) OR THE PARTICIPANT CONTROLS THE MANAGEMENT OF ASSETS; OR
(iv) ANY OTHER ENTITY IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) OR THE PARTICIPANT HOLDS MORE THAN 50% OF THE VOTING INTERESTS.

         7. EXERCISE OF STOCK OPTION AFTER TERMINATION OF EMPLOYMENT. IF THE PARTICIPANT'S STATUS AS AN EMPLOYEE OR CONSULTANT OF (a) THE COMPANY, (b) AN AFFILIATE, OR (c) A CORPORATION (OR PARENT OR SUBSIDIARY CORPORATION OF SUCH CORPORATION) ISSUING OR ASSUMING A STOCK OPTION IN A TRANSACTION TO WHICH
SECTION 424(a) OF THE CODE APPLIES, IS TERMINATED FOR ANY REASON OTHER THAN BY DISABILITY (WITHIN THE MEANING OF SECTION 22(e)(3) OF THE CODE), DEATH OR RETIREMENT, THE PARTICIPANT MAY EXERCISE THE RIGHTS WHICH WERE AVAILABLE TO THE PARTICIPANT AT THE TIME OF SUCH TERMINATION ONLY WITHIN THREE MONTHS FROM THE DATE OF TERMINATION. IF SUCH STATUS IS TERMINATED AS A RESULT OF DISABILITY, THIS STOCK OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND SUCH RIGHTS MAY BE EXERCISED WITHIN TWELVE MONTHS FROM THE DATE OF TERMINATION. IF SUCH STATUS IS TERMINATED AS A RESULT OF RETIREMENT (WHICH IS DEFINED AS A MINIMUM OF AGE 60 PLUS A MINIMUM OF FIVE YEARS OF SERVICE), THIS STOCK OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND SUCH RIGHTS MAY BE EXERCISED WITHIN THREE YEARS FROM THE DATE OF TERMINATION. UPON THE DEATH OF THE PARTICIPANT, THIS STOCK OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND HIS OR HER DESIGNATED BENEFICIARY SHALL HAVE THE RIGHT, AT ANY TIME WITHIN TWELVE MONTHS AFTER THE DATE OF DEATH, TO EXERCISE IN WHOLE OR IN PART ANY RIGHTS THAT WERE AVAILABLE TO THE PARTICIPANT AT THE TIME OF DEATH. NOTWITHSTANDING THE FOREGOING, NO RIGHTS UNDER THIS STOCK OPTION MAY BE EXERCISED AFTER THE EXPIRATION DATE. A "DESIGNATED BENEFICIARY" MEANS THE BENEFICIARY DESIGNATED BY THE PARTICIPANT, IN A MANNER DETERMINED BY THE ADMINISTRATOR, TO RECEIVE AMOUNTS DUE OR EXERCISE RIGHTS OF THE PARTICIPANT IN THE EVENT OF THE PARTICIPANT'S DEATH. IN THE ABSENCE OF AN EFFECTIVE DESIGNATION BY THE PARTICIPANT, "DESIGNATED BENEFICIARY" MEANS THE PARTICIPANT'S ESTATE.

         8. PAYMENT OF TAXES. THE PARTICIPANT SHALL PAY TO THE COMPANY, OR MAKE PROVISION SATISFACTORY TO THE COMPANY FOR PAYMENT OF ANY TAXES REQUIRED BY LAW TO BE WITHHELD WITH RESPECT TO THE EXERCISE OF THIS STOCK OPTION. THE ADMINISTRATOR MAY, IN ITS DISCRETION, REQUIRE ANY OTHER FEDERAL OR STATE TAXES IMPOSED ON THE SALE OF THE SHARES TO BE PAID BY THE PARTICIPANT. IN THE ADMINISTRATOR'S DISCRETION, SUCH TAX OBLIGATIONS MAY BE PAID IN WHOLE OR IN PART IN SHARES OF STOCK, INCLUDING SHARES RETAINED FROM THE EXERCISE OF THIS STOCK OPTION, VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY. THE COMPANY AND ITS AFFILIATES MAY, TO THE EXTENT PERMITTED BY LAW, DEDUCT ANY SUCH TAX OBLIGATIONS FROM ANY PAYMENT OF ANY KIND OTHERWISE DUE TO THE PARTICIPANT.

         9. RIGHTS LIMITED. THE ADMINISTRATOR, IN ITS SOLE DISCRETION, SHALL DETERMINE FROM THE GROUP OF ELIGIBLE PERSONS WHETHER AN INDIVIDUAL SHALL BE A PARTICIPANT UNDER THE PLAN. ANY GRANT MADE UNDER THE PLAN SHALL BE MADE IN THE SOLE DISCRETION OF THE ADMINISTRATOR AND NO PRIOR GRANT SHALL ENTITLE A PERSON TO ANY FUTURE GRANT. NOTHING IN THE PLAN OR ANY STOCK OPTION GRANT WILL BE CONSTRUED AS GIVING ANY PERSON THE RIGHT TO CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY OR ITS AFFILIATES, OR ANY RIGHTS AS A SHAREHOLDER EXCEPT AS TO SHARES OF STOCK ACTUALLY ISSUED UNDER THE PLAN. IN NO EVENT SHALL THE PLAN, OR ANY GRANT MADE UNDER THE PLAN, FORM A PART OF AN EMPLOYEE'S OR CONSULTANT'S CONTRACT OF EMPLOYMENT OR SERVICE, IF ANY. THE LOSS OF EXISTING OR POTENTIAL PROFIT IN STOCK OPTIONS WILL NOT CONSTITUTE AN ELEMENT OF DAMAGES IN THE EVENT OF TERMINATION OF EMPLOYMENT OR SERVICE FOR ANY REASON, EVEN IF THE TERMINATION IS IN VIOLATION OF AN OBLIGATION OF THE COMPANY OR AFFILIATE TO THE PARTICIPANT.


ACKNOWLEDGED AND AGREED:


------------------------------------
Participant Signature


------------------------------------
Participant Name (Print)


------------------------------------
Date



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(1) The exercisability of options held by Henri A. Termeer and Peter Wirth upon a change in control of the Company is governed by the terms of their respective Employment Agreements. This sentence therefore is not included in the form of Terms and Conditions for stock option grants to Mr. Termeer and Mr. Wirth.